UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2013

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, and Telephone Number	IRS Employer Identification No.
1-32853	DUKE ENERGY CORPORATION (a Delaware corporation) 550 South Tryon Street Charlotte, North Carolina 28202-1803 704-382-3853	20-2777218

1-04928	DUKE ENERGY CAROLINAS, LLC (a North Carolina limited liablity company) 526 South Church Street Charlotte, North Carolina 28202-4200 704-382-3853	56-0205520

1-3274	DUKE ENERGY FLORIDA, INC. (a Florida corporation) 299 First Avenue North St. Petersburg, Florida 33701 704-382-3853	59-0247770

1-3543	DUKE ENERGY INDIANA, INC. (an Indiana corporation) 1000 East Main Street Plainfield, Indiana 46168 704-382-3853	35-0594457

1-1232	DUKE ENERGY OHIO, INC. (an Ohio corporation) 139 East Fourth Street Cincinnati, Ohio 45202 704-382-3853	31-0240030

1-3382	DUKE ENERGY PROGRESS, INC. (a North Carolina corporation) 410 South Wilmington street Raleigh, North Carolina 27601-1748 704-382-3853	56-0165465

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

On December 18, 2013, Duke Energy Corporation (the “Corporation”) and its wholly-owned subsidiaries, Duke Energy Carolinas, LLC, Duke Energy Florida, Inc., Duke Energy Indiana, Inc., Duke Energy Kentucky, Inc., Duke Energy Ohio, Inc., and Duke Energy Progress, Inc., entered into an amendment to the $6,000,000,000 Credit Agreement, dated as of November 18, 2011, among the Corporation and each of such subsidiaries, as Borrowers, the lenders listed therein, Wells Fargo Bank, National Association, as Administrative Agent, Bank of America, N.A. and The Royal Bank of Scotland plc, as Co-Syndication Agents, and Bank of China, New York Branch, Barclays Bank PLC, Citibank, N.A., Credit Suisse AG, Cayman Islands Branch,  JPMorgan Chase Bank, N.A., The Bank of Tokyo-Mitsubishi UFJ, Ltd. and UBS Securities LLC, as Co-Documentation Agents.  The credit facility was originally described and filed in the Corporation’s Form 8-K dated November 25, 2011.  The amendment was entered into primarily to increase the maximum borrowing sublimit available to the Corporation from $2,250,000,000 to $3,000,000,000, and to extend the termination date of the facility by approximately one year, to December 18, 2018. The total amount of $6,000,000,000 available under the Credit Agreement did not change.

The disclosure in this Item 1.01 is qualified in its entirety by the provisions of the amendment to the Credit Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits

(d)	Exhibits.

10.1

Amendment No. 1 and Consent, dated as of December 18, 2013, among Duke Energy Corporation, Duke Energy Carolinas, LLC, Duke Energy Ohio, Inc., Duke Energy Indiana, Inc., Duke Energy Kentucky, Inc., Duke Energy Progress, Inc. (f/k/a Progress Energy Carolinas, Inc.) and Duke Energy Florida, Inc. (f/k/a Progress Energy Florida, Inc.), the Lenders party hereto, the Issuing Lenders party hereto, Wells Fargo Bank, National Association, as Administrative Agent and Swingline Lender

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: December 20, 2013	By:	/s/ Julia S. Janson
	Name:	Julia S. Janson
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary

DUKE ENERGY CAROLINAS, LLC

Date: December 20, 2013	By:	/s/ Julia S. Janson
	Name:	Julia S. Janson
	Title:	Executive Vice President and Chief Legal Officer

DUKE ENERGY FLORIDA, INC.

Date: December 20, 2013	By:	/s/ Julia S. Janson
	Name:	Julia S. Janson
	Title:	Executive Vice President and Chief Legal Officer

DUKE ENERGY INDIANA, INC.

Date: December 20, 2013	By:	/s/ Julia S. Janson
	Name:	Julia S. Janson
	Title:	Executive Vice President and Chief Legal Officer

DUKE ENERGY OHIO, INC.

Date: December 20, 2013	By:	/s/ Julia S. Janson
	Name:	Julia S. Janson

	Title:	Executive Vice President and Chief Legal Officer

DUKE ENERGY PROGRESS, INC.

Date: December 20, 2013	By:	/s/ Julia S. Janson
	Name:	Julia S. Janson
	Title:	Executive Vice President and Chief Legal Officer

EXHIBIT INDEX

Exhibit	Description

10.1

Amendment No. 1 and Consent, dated as of December 18, 2013, among Duke Energy Corporation, Duke Energy Carolinas, LLC, Duke Energy Ohio, Inc., Duke Energy Indiana, Inc., Duke Energy Kentucky, Inc., Duke Energy Progress, Inc. (f/k/a Progress Energy Carolinas, Inc.) and Duke Energy Florida, Inc. (f/k/a Progress Energy Florida, Inc.), the Lenders party hereto, the Issuing Lenders party hereto, Wells Fargo Bank, National Association, as Administrative Agent and Swingline Lender